UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

•

On June 14, 2011, the Company announced the sale of its GBC—Fordigraph Pty Ltd business which was formerly part of the ACCO Brands International segment. GBC—Fordigraph Pty Ltd, an Australian subsidiary of the Company, represented approximately $46 million in annual net sales in the year ending December 31, 2010. The GBC—Fordigraph Pty Ltd business will be treated as a discontinued operation in the Company’s historical financial statements.

•

This Form 8-K presents the Company’s 2010 and first quarter 2011 financial information which has been reclassified to reflect the presentation of the GBC—Fordigraph Pty Ltd business as a discontinued operation.

Item 2.02 Results of Operations and Financial Condition

In the second quarter of 2011, the Company completed the sale of its GBC—Fordigraph Pty Ltd business, formerly part of the ACCO Brands International segment.

This Form 8-K has been prepared in order to assist investors in making comparisons of the Company’s historical financial information with future financial information. The accompanying supplemental information includes reclassifications that have been made to conform previously-reported quarterly and annual financial information for 2010 and quarterly information for the first quarter of 2011, to reflect the reclassification of the GBC—Fordigraph Pty Ltd business from the ACCO Brands International segment to discontinued operation.

In order to assist investors in analyzing the historical performance of the Company with its GBC—Fordigraph Pty Ltd business being reported as discontinued operations, the following supplemental information is being provided:

•

Condensed Consolidated Statements of Operations (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

•

Reconciliation of Reported Consolidated Results to Adjusted Results (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

•

Reconciliation of Net Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

•

Supplemental Business Segment Information (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

•	Supplemental Net Sales Growth Analysis (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

“Adjusted” results exclude all unusual tax items. Adjusted supplemental EBITDA from continuing operations excludes other non-operating items, including other income/expense and stock-based compensation expense. Adjusted results and supplemental EBITDA from continuing operations are non-GAAP measures. There could be limitations associated with the use of non-GAAP financial measures as compared to the use of the most directly comparable GAAP financial measure. Management uses the adjusted measures to determine the returns generated by its operating segments and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year to year. These measures may be inconsistent with measures presented by other companies.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d)	Exhibits

99.1	Condensed Consolidated Statements of Operations (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.2	Reconciliation of Reported Consolidated Results to Adjusted Results (Unaudited) for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.3	Reconciliation of Net Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.4	Supplemental Business Segment Information (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.5	Supplemental Net Sales Growth Analysis (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION
(Registrant)

Date: June 29, 2011	By:	/s/ Thomas P. O’Neill, Jr.
		Name:	Thomas P. O’Neill, Jr.
		Title:	Sr. Vice President, Finance and Accounting (Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit

99.1	Condensed Consolidated Statements of Operations (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.2	Reconciliation of Reported Consolidated Results to Adjusted Results (Unaudited) for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.3	Reconciliation of Net Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.4	Supplemental Business Segment Information (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2010 and (iii) the year ended December 31, 2010.

99.5	Supplemental Net Sales Growth Analysis (Unaudited) – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2011.